Exhibit 32.0
Certification of Chief Executive Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002
The undersigned, the Chief Executive Officer of iStar Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 31, 2019	By:	/s/ JAY SUGARMAN
			Name:	Jay Sugarman
			Title:	Chief Executive Officer

Certification of Principal Financial Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002
The undersigned, the principal financial officer of iStar Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 31, 2019	By:	/s/ GARETT ROSENBLUM
			Name:	Garett Rosenblum
			Title:	Chief Accounting Officer (principal financial officer)